Exhibit 10.4

SECOND AMENDMENT
(1741 TECHNOLOGY – CONCOURSE V)
THIS SECOND AMENDMENT (this "Amendment") is made and entered into as of November 23, 2020, by and between HUDSON CONCOURSE, LLC, a Delaware limited liability company ("Landlord") and NUTANIX, INC., a Delaware corporation ("Tenant").
RECITALS
A.Landlord and Tenant are parties to that certain Office Lease dated September 5, 2018 (the "Original Lease") whereby Landlord has leased to Tenant certain office space in the building located at 1741 Technology Drive, San Jose, California (the "Building"). The Original Lease was subsequently amended by that certain First Amendment to Lease dated October 22, 2019 (the "First Amendment"). The Original Lease, as amended by the First Amendment is referred to herein as the "Lease."
B.By this Amendment, Landlord and Tenant desire to extend the sunset date for Tenant's utilization of its remaining Allowance and to otherwise modify the Lease as provided herein.
C.Unless otherwise defined herein, capitalized terms as used herein shall have the same meanings as given thereto in the Original Lease.
NOW, THEREFORE, in consideration of the above recitals which by this reference are incorporated herein, the mutual covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:
1.Allowances/Sunset Date. Landlord has provided Tenant with certain Allowances for construction of Tenant Improvements in various portions of the Premises. As of the date hereof, the following are the remaining Allowance funds:
(a)$317,360.00 for construction of Tenant Improvements in Suite 100. The reference to "December 31, 2021" contained in 7th line of Section 1.1 of the Work Letter attached as Exhibit B to the Original Lease (as amended in Section 1 of the First Amendment) is hereby deleted and a reference to "August 31, 2022" is substituted in lieu thereof.
(b)$241,549.57 (as prorated per Section 2.3.6(i) of the Original Lease based upon a February 1, 2019 Suite 130 Expansion Effective Date) for construction of Tenant Improvements in Suite 130. The reference to "December 31, 2020" contained in Section 2.3.6(ii) of the Original Lease is hereby revised to "August 31, 2022."
(c)$798,095.36 (as prorated per Section 2.4.5(i) of the Original Lease based upon a November 1, 2019 Must Take Effective Date and accounting for $137,848.00 previously disbursed) for construction of Tenant Improvements in the Suite 500. The reference to "December 31, 2020" contained in Section 2.4.5(ii) of the Original Lease is hereby revised to "August 31, 2022."
2.Miscellaneous.
2.1. This Amendment and the attached exhibits, which are hereby incorporated into and made a part of this Amendment, set forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Tenant shall not be entitled, in connection with entering into this Amendment, to any free rent, allowance, alteration, improvement or similar economic incentive to which Tenant may have been entitled in connection with entering into the Lease, except as may be otherwise expressly provided in this Amendment.
2.2. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.
2.3. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.
2.4. Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered it to Tenant.
2.5. Capitalized terms used but not defined in this Amendment shall have the meanings given in the Lease.
3.No Further Modification. Except as set forth in this Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect. Effective as of the date hereof, all references to the "Lease" shall refer to the Lease as amended by this Amendment.
IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

LANDLORD:	HUDSON CONCOURSE, LLC, a Delaware limited liability company
	By:	Hudson Pacific Properties, L.P., a Maryland limited partnership, its sole member
		By:	Hudson Pacific Properties, Inc., a Maryland corporation, its general partner
By: /s/ Mark Lammas Name: Mark Lammas Title: President
TENANT:	NUTANIX, INC., a Delaware corporation By: /s/ Aaron Boynton Name: Aaron Boynton Title: VP, Corporate Controller